Stock Option Plans	12 Months Ended
Sep. 30, 2012
Stock Options [Abstract]
Stock Option Plans
STOCK OPTION PLANS

The Company has one equity-based compensation plan which was approved by stockholders and provides for a combination of stock options and stock grants. Option awards are granted with an exercise price equal to the market price of the Company's stock at the date of grant; those option awards generally vest based on 5 years of continuous service and have 10-year contractual terms. The Company's policy is to issue new shares upon option exercises. Stockholders authorized 5,000,000 shares of common stock to be reserved pursuant to the 2011 Incentive Plan. Of the 5,000,000 total shares authorized by stockholders under the Plan, 4,626,350 shares remain available for issuance.

The fair value of options granted is estimated on the date of grant using the Black-Scholes option-pricing model. This model requires input of highly subjective assumptions, changes to which can materially affect the fair value estimate. Additionally, there may be other factors that would otherwise have a significant effect on the value of employee stock options granted but are not considered by the model. Expected volatility is based on the historical volatility of the Company's stock. The risk-free interest rate is based on the U.S. Treasury yield curve that is in effect at the time of grant with a remaining term equal to the options' expected life. The expected term represents the period of time that options granted are expected to be outstanding. The following weighted-average assumptions were used to estimate the fair value of options granted during the periods indicated:

Year ended September 30,	2012	2011	2010
Annual dividend yield	2.34%	1.89%	1.20%
Expected volatility	31%	30%	26%
Risk-free interest rate	0.77%	2.00%	2.20%
Expected life	4.5 years	4.5 years	4.5 years

A summary of option activity under the Plans as of 2012, and changes during the year then ended is as follows:

Options	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (In thousands)
Outstanding at September 30, 2011	2,741,240	$19.97
Granted	3,000	17.07
Exercised	(28,389)	12.57
Forfeited	(415,745)	16.92
Outstanding at September 30, 2012	2,300,106	$20.60	4	$1,269
Exercisable at September 30, 2012	1,685,834	$21.69	3	$602

Miscellaneous information related to stock options is presented below:

	2012	2011	2010
	(Dollars in thousands)
Compensation cost for stock options	$848	$1,087	$1,213
Weighted avg. grant date FV	3.53	3.89	4.43
Total intrinsic value of options exercised	125	259	975
Grant date FV of options exercised	54	312	482
Cash received from option exercises	—	1,630	1,760
Tax benefit realized for option exercises	—	37	227

A summary of the status of the Company's nonvested options as of 2012, and changes during the year then ended is as follows:

Nonvested Options	Shares	Weighted Average Grant Date Fair Value
Outstanding at September 30, 2011	1,008,858	$3.02
Granted	3,000	3.53
Vested	(310,591)	2.59
Forfeited	(86,995)	3.28
Outstanding at September 30, 2012	614,272	$3.20

As of September 30, 2012, unrecognized compensation cost for stock options, net of forfeitures, totaled $1,352,000, which is expected to be recognized over a weighted average remaining period of 1.7 years.
The Company also grants shares of restricted stock pursuant to its plans. These shares of restricted stock vest over a period of one to seven years. The Company has issued a total of 630,735 shares of restricted stock, with a fair market value at the date of grant of $10.7 million As of 2012, 189,609 shares remained restricted. The Company accounts for restricted stock grants by recording the fair value of the grant to compensation expense over the vesting period. Compensation expense related to restricted stock was $1,992,000, $1,537,000 and $1,055,000 for the years ended 2012, 2011 and 2010, respectively.